Exhibit 10.8

[Translation for information purposes only]

AMENDMENT TO THE COMPREHENSIVE MANAGEMENT AGREEMENT DATED AS

OF SEPTEMBER 2, 2014, BY AND BETWEEN THE EXECUTIVE POWER – MINISTRY OF NATIONAL DEFENSE

AND PUERTA DEL SUR S.A.

Exhibit 10.8 [Translation for information purposes only]

AMENDMENT TO THE COMPREHENSIVE MANAGEMENT AGREEMENT DATED AS OF, SEPTEMBER 2, 2014 WHICH EXTENDED THE TERM OF THE CONCESSION UP TO NOVEMBER 20, 2033

 September 2nd, 2014 (N: Letterhead :) Republic of Uruguay - Ministry of National Defense AMENDMENT TO THE COMPREHENSIVE MANAGEMENT AGREEMENT: In the city of Montevideo, this 2nd day of September of year 2014, there appear: as party of the first part, the Executive Power - Ministry of National Defense (hereinafter referred to as “MDN”) domiciled at Avenida 8 de Octubre 2628, Montevideo, duly represented. hereto by the Minister of National Defense, Mr. Eleuterio Fernández Huidobro and, as party of the second part, the Company “Puerta del Sur S.A.” (hereinafter referred to as the Contractor), registered at the Register of Taxpayers under RUT # 214737710015, domiciled at Ruta 101 Km. 19,950, Aeropuerto Internacional de Carrasco, Canelones, duly represented hereto by Messrs. Raúl Galante Santana, CPA, bearer of ID card # 1.564.090-0, and Lic. Diego Arrosa Shaw, bearer of ID card # 2.722.440-7, acting in their capacity as Directors, who have agreed as follows: FIRST: Introduction: I) On February 6, 2003, the MDN and the Contractor have entered into a COMPREHENSIVE MANAGEMENI AGREEMENT, pursuant to the provisions of Section 21 of Law N° 17.555 dated September 18, 2002, and Decree 376/002 dated September 28, 2002, and any amendments whereof, whose Purpose is to carry out the management, exploitation, operation, construction and maintenance of Carrasco International Airport “Brig. Gral. Cesáreo L. Berisso”, related to airport and non-airport activities, including commercial activities - such as the tax free shops system — and the rendering of services to complement said airport activity, duly audited by the Tribunal de Cuentas de la República (N: Court of Audits) and no remarks were made thereto.

 II) As per Decree 284/05 of the Executive Power, dated February 25th, 2005, the amendment of said Agreement has been approved, as regards to the extension of Runway 06-24 to 3,200 meters, postponing the construction of Taxiway B parallel thereto. Furthermore, it has been agreed to change the location of the Cargo Terminal, setting forth the technical terms and conditions of those works. III) As per Decree 229/014 of the Executive Power, dated August 6th, 2014, issued within the framework of the proposal presented by the Contractor to adapt the Comprehensive Management Regulations of Carrasco International Airport "Brig. Gral. Cesàreo L. Berisso”, the amendment to the Comprehensive Management Agreement was approved under the terms of the present document and the technical conditions based on file # 2013.00701-5 of the Ministry of National Defense, which are an integral part of this Agreement and have been duly accepted in full by Puerta del Sur S.A. SECOND: By these presents, the parties hereto agree to partially amend the above mentioned Comprehensive Management Agreement as regards to the provisions of clause Fourteenth thereof, which shall read as follows: “The present Agreement forms an indivisible part of Decree N° 376/002 dated September 28, 2002, including all Annexes hereto, all national and international aeronautical regulations concerning this matter, customs and tax laws, as well as any other regulation that may be related to the purpose of these presents and Decrees of the Executive Power N° 153/003 dated April 24, 2003, N° 192/003 dated May 20, 2003, N° 317/003 dated August 4, 2003 and N° 229/014 dated August 6, 2014”. IN WITNESS WHEREOF, the parties do hereby sign these presents on two copies of the same tenor, in the above-mentioned place and date.

 The Executive Power - MDN By: (N: Signed illegible) Eleuterio Fernández Huidobro, Minister - MDN Puerta, del Sur S.A. By: (N: Signed illegible) Raúl Galante, CPA - Director By: (N: Signed illegible) Lie. Diego Airosa — Director (N: There is a seal of the Ministry of National Defense, Republic of Uruguay) ********************************************************************************* MINUTES: In Montevideo, this 2nd day of September, 2014, by and between: as party of the first part, The State - Ministry of National Defense duly represented hereto by the Minister of National Defense, Mr, Eleuterio Fernández Huidobro, bearer of ID card # 931.937-7 and domiciled to the effects hereof at Avenida 8 de Octubre 2622, Montevideo, and, as party of the second part, the Company “Puerta del Sur S.A.”, registered at the Register of Taxpayers under RUT # 214737710015, domiciled at Ruta 101 Km. 19,950, Aeropuerto Internacional de Carrasco, Canelones, duly represented hereto by Messrs. Raúl Galante Santana, CPA, bearer of ID card # 1.564.090-0, and Lie. Diego Airosa Shaw, bearer of ID card # 2.722.440-7, acting in their capacity as Directors, who state as follows: FIRST: Introduction: As per Decree N° 229/014, dated August 6th, 2014, the amendment of the Comprehensive Management Agreement executed by the State- Ministry of National Defense and Puerta del Sur S.A, has been approved and is duly signed on this date. SECOND: By virtue of what has been mentioned above, Puerta del Sur S.A. hereby delivers to Mr. Eleuterio Fernández Huidobro, Minister of National Defense, acting in his aforementioned capacity, who duly receives three bills of exchange, detailed as follows: 1) bill of exchange issued on September 1, 2014, drawn against the bank “Banco 1TAU URUGUAY S. A.” Series 01 number 993616, to the order of Ministerio de Defensa Nacional, in the amount of US$ 10,000,000 (ten million US dollars), 2) bill of exchange issued on September 1, 2014, drawn against the bank “Banco SANTANDER S.A.” Series 019 number 413434, to the order of Ministerio de Defensa Nacional, in the amount of US$ 10,000,000 (ten million US dollars) and 3) bill of exchange issued on September 1, 2014, drawn against the bank “Banco SANTANDER S.A." Series 019 number 413435, to the order of Ministerio de Defensa Nacional, in the amount of US$ 3,500,000 (three million five hundred thousand US dollars). IN WITNESS WHEREOF, the parties do hereby sign these presents on two copies of the same tenor, in the above-mentioned place and date. The Executive Power - MDN By: (N: Signed illegible) Eleuterio Fernández Huidobro, Minister - MDN Puerta del Sur S.A. By: (N: Signed illegible) Raúl Galante, CPA – Director By: (N: Signed illegible) Lic, Diego Arrosa – Director (N: There is a seal of the Ministry of National Defense, Republic of Uruguay) *************************************************************************************************************** CERTIFICATE OF ACCEPTANCE: In Montevideo, this 2nd day of September, 2014, by and between: as party of the first part, The State - Ministry of National Defense duly represented hereto by the Minister of National Defense, Mr. Eleuterio Fernández Huidobro, bearer of ID card # 931.937-7 and domiciled to the effects hereof at Avenida 8 de Octubre

 2622, Montevideo, and, as party of the second part, the Company “Puerta del Sur S.A.”, domiciled at Ruta 101 Km. 19,950, Aeropuerto Internacional de Carrasco, Canelones, duly represented hereto by Messrs. Raúl Galante Santana, CPA, bearer of ID card # 1.564.090-0, and Lic. Diego Arrosa Shaw, bearer of ID card # 2.722.440-7, acting in their capacity as Directors, who state as follows: FIRST: Introduction: As per Section 5 of Decree N° 229/014, dated August 6th, 2014, the building corresponding to the former Passenger Terminal of Carrasco International Airport has been removed from the concession granted onto Puerta del Sur S.A., at its current state of conservation, as detailed on the plan as “Master Plan — General implementation of the building lot – PM – 2023-004 of 09/2013”, that is annexed to File MDN 2013.00701–5, and shall be returned to the Ministry of National Defense, who shall have the right to dispose thereof. SECOND: By these presents, Puerta del Sur S.A., acting through its representatives, makes delivery of the building of the former Passenger Terminal of Carrasco International Airport, as referred to on the foregoing clause, to The State-Ministry of National Defense, represented by Mr. Eleuterio Fernández Huidobro, Minister of National Defense, who hereby acknowledges the reception thereof. IN WITNESS WHEREOF, the parties do hereby sign these presents on two copies of the same tenor, in the above-mentioned place and date. The Executive Power - MDN By: (N: Signed illegible) Eleuterio Fernández Huidobro, Minister – MDN Puerta del Sur S.A. By: (N: Signed illegible) Raúl Galante, CPA – Director By: (N: Signed illegible) Lie. Diego Arrosa – Director

 (N: There is a seal of the Ministry of National Defense, Republic of Uruguay)